SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

 Filed by the Registrant ☑                                         Filed by a Party other than the Registrant ☐

 Check the appropriate box:

☐        Preliminary Proxy Statement

☐        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑        Definitive Joint Proxy Statement

☐        Definitive Additional Materials

☐        Soliciting Material Under Rule 14a-12

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO California Municipal Income Fund II

PIMCO New York Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund III

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required.

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2021

PIMCO MUNICIPAL INCOME FUND (“PMF”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)

PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)

PIMCO MUNICIPAL INCOME FUND II (“PML”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)

PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)

PIMCO MUNICIPAL INCOME FUND III (“PMX”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)

650 Newport Center Drive

Newport Beach, California 92660

To the Shareholders of PIMCO Municipal Income Fund (“PMF”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO Municipal Income Fund II (“PML”), PIMCO California Municipal Income Fund II (“PCK”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO Municipal Income Fund III (“PMX”) and PIMCO California Municipal Income Fund III (“PZC”) (each, a “Fund” and, collectively, the “Funds”):

Notice is hereby given that a Joint Annual Meeting of Shareholders of each Fund (the “Meeting”) will be held at the offices of Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), at 650 Newport Center Drive, Newport Beach, California 92660, on Friday, December 17, 2021, with the Meeting to be held at 8:00 A.M., Pacific Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:1

1.	To elect Trustees of each Fund, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

[1]	The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019.

PIMCO is sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the Securities and Exchange Commission’s (the “SEC”) EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Meeting attendees or conducting the Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at pimco.com/en-us/closedendfunds, and encourage you to check this website prior to the Meeting if you plan to attend.

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

If you are planning to attend the Meeting in-person, please call 1-866-406-2288 in advance.

The Board of Trustees of each Fund has fixed the close of business on October 18, 2021 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund

Wu-Kwan Kit
Vice President, Senior Counsel and Secretary

New York, New York

October 29, 2021

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO MUNICIPAL INCOME FUND (“PMF”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)

PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)

PIMCO MUNICIPAL INCOME FUND II (“PML”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)

PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)

PIMCO MUNICIPAL INCOME FUND III (“PMX”)

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)

650 Newport Center Drive

Newport Beach, California 92660

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021

This Proxy Statement and the Annual Reports to Shareholders for the fiscal year ended December 31, 2020 for PMF, PCQ, PNF, PML, PCK, PNI, PMX and PZC are also available at pimco.com/closedendfunds.

PROXY STATEMENT

October 29, 2021

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 17, 2021

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Boards of Trustees (each a “Board”) of the shareholders of each of PIMCO Municipal Income Fund (“PMF”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO Municipal Income Fund II (“PML”), PIMCO California Municipal Income Fund II (“PCK”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO Municipal Income Fund III (“PMX”) and PIMCO California Municipal Income Fund III (“PZC”) (each, a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of each Fund and any adjournment(s) or postponement(s) thereof. The term “Meeting” is used throughout this joint Proxy Statement to refer to the Annual Meeting of Shareholders of each Fund, as dictated by the context. The Meeting will be held at the offices of Pacific Investment

Management Company LLC (“PIMCO” or the “Manager”), at 650 Newport Center Drive, Newport Beach, California 92660, on Friday, December 17, 2021, at 8:00 A.M., Pacific Time. The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019.

The Notice of Joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about November 9, 2021.

The Meeting is scheduled as a joint meeting of the holders of all shares of the Funds, which consist of holders of common shares of each Fund (the “Common Shareholders”) and holders of preferred shares, which include Auction Rate Preferred Shares (“ARPS”) and, for each Fund other than PNF, Variable Rate Municipal Term Preferred Shares (“VMTPS”), of each Fund (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. The Shareholders of each Fund will vote on whether to elect the Boards’ nominees for Trustees of the Funds (the “Board Nominees”) (the “Proposal”) and on any other matters that may properly be presented for vote by the Shareholders of that Fund. The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Funds.

The Board of each Fund has fixed the close of business on October 18, 2021 as the record date (the “Record Date”) for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of common shares (“Common Shares”) and preferred shares (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
		ARPS	VMTPS
PMF	26,012,820	6,668	233
PCQ	18,907,893	4,825	293
PNF	7,847,455	1,641	None
PML	63,258,600	11,933	687
PCK	32,183,574	5,147	343
PNI	11,203,348	2,320	210
PMX	33,237,577	6,189	343
PZC	22,412,968	3,915	271

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently issued by that Fund.

The following table sets forth the number of record holders of each class of shares of the Fund on the Record Date:

Fund	Title of Class	Number of Record Holders
PMF	Common Shares, par value $0.00001	66
	Preferred Shares, par value $0.00001	14
PCQ	Common Shares, par value $0.00001	26
	Preferred Shares, par value $0.00001	14
PNF	Common Shares, par value $0.00001	19
	Preferred Shares, par value $0.00001	6
PML	Common Shares, par value $0.00001	85
	Preferred Shares, par value $0.00001	13
PCK	Common Shares, par value $0.00001	37
	Preferred Shares, par value $0.00001	10
PNI	Common Shares, par value $0.00001	37
	Preferred Shares, par value $0.00001	13
PMX	Common Shares, par value $0.00001	74
	Preferred Shares, par value $0.00001	13
PZC	Common Shares, par value $0.00001	34
	Preferred Shares, par value $0.00001	10

At the Meeting, the election of one Trustee (the “Preferred Shares Trustee”) of each Fund will be voted on exclusively by the Preferred Shareholders (including holders of ARPS and, for each Fund other than PNF, holders of VMTPS, voting together) of that Fund. Holders of ARPS and VMTPS will be entitled to one vote per share, regardless of the relative liquidation preference of the Preferred Shares. On each other proposal to be brought before the Meeting (including the election of the nominees other than the Preferred Shares Trustee by all Shareholders), the Preferred Shareholders, if any, will have equal voting rights (i.e., one vote per Share) with the applicable Fund’s Common Shareholders and will vote together with Common Shareholders as a single class. In connection with the Boards’ nomination process for the Meeting, all current Trustees who have previously been nominated by the Board (the “Board-Nominated Trustees”) voted in favor of the nominations of all Board Nominees standing for election or re-election.

PMF/PCQ/PNF/PML/PCK/PNI:

The Common and Preferred Shareholders of each Fund, voting together as a single class, have the right to vote on the re-election of John C. Maney and Alan Rappaport, as Trustees of each Fund. The Preferred Shareholders, voting as a separate class, have the right to vote on the election of E. Grace Vandecruze as a Trustee of the Fund.

PMX/PZC:

The Common and Preferred Shareholders of each Fund, voting together as a single class, have the right to vote on the election of Sarah Cogan and the re-election John C. Maney, as Trustees of each Fund. The Preferred Shareholders, voting as a separate class, have the right to vote on the election of E. Grace Vandecruze as a Trustee of the Fund.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election/Re-Election of Trustees
PMF/PCQ/PNF/PML/PCK/PNI
Independent Trustees/Nominees*
Election of E. Grace Vandecruze	N/A	✓
Re-election of Alan Rappaport	✓	✓
Interested Trustees/Nominees
Re-election John C. Maney**	✓	✓
PMX/PZC
Independent Trustees/Nominees*
Election of Sarah Cogan***	✓	✓
Election of E. Grace Vandecruze	N/A	✓
Interested Trustees/Nominees
Re-election of John C. Maney**	✓	✓

*

“Independent Trustees” or “Independent Nominees” are those Trustees or nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund.

**	Mr. Maney is an “interested person” of each Fund, as defined in Section 2(a)(19) of the 1940 Act (“Interested Trustee”), due to his affiliation with PIMCO and its affiliates.
***

Ms. Cogan, who is currently a Class II Trustee elected by the Boards of Trustees of the Funds, is being nominated for election as a Class I Trustee to be elected by Common and Preferred Shareholders, voting together as a single class.

You may vote by mail by returning a properly executed proxy card, by internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election or re-election of Trustees listed in the attached Notice, your proxy will be voted in favor of the election or re-election, as applicable, of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the applicable Fund at 650 Newport Center Drive, Newport Beach, CA 92660, (ii) by properly executing and timely submitting a later-dated proxy vote to the Funds, or (iii) by attending the Meeting and voting in person. If you are planning to attend the Meeting in-person, please call 1-866-406-2288 in advance. You may also call this phone number for information on how to obtain directions to be able to attend the Meeting and vote in person or for information or assistance regarding how to vote by telephone, mail or by internet. Please note that any shareholder wishing to attend the Meeting in-person is required to comply with any health regulations adopted by federal, state and local governments and/or by PIMCO. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1633 Broadway, New York, New York 10019. PIMCO serves as the investment manager of each Fund. Additional information regarding the Manager may be found under “Additional Information — Investment Manager” below.

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by PIMCO.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address and also share the same surname. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Secretary of the Fund c/o Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, or by calling 1-866-406-2288 on any business day.

As of the Record Date, the Trustees, nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares. As of the Record Date, to the knowledge of the Funds, other than as set forth below, no person beneficially owned more than five percent (5%) of the outstanding shares of a Fund:

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PCQ	22.12% of Common Shares

MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	PCQ	8.29% of Common Shares

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PCQ	10.87% of Common Shares

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PCQ	14.19% of Common Shares

TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	PCQ	10.08% of Common Shares

WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVE SAINT LOUIS, MO 63103-2523	PCQ	6.53% of Common Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PCQ	85.37% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PCQ	85.37% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PCQ	85.37% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PCQ	5.72% of Preferred Shares

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PCK	8.54% of Common Shares

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PCK	14.13% of Common Shares

MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	PCK	6.14% of Common Shares

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PCK	7.65% of Common Shares

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PCK	13.42% of Common Shares

TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	PCK	13.59% of Common Shares

UBS FINANCIAL 499 WASHINGTON BLVD 9TH F JERSEY CITY, NJ 07310-2055	PCK	7.59% of Common Shares

WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVE SAINT LOUIS, MO 63103-2523	PCK	7.61% of Common Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PCK	9.18% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PCK	15.12% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PCK	68.01% of Preferred Shares

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PCK	9.18% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PCK	15.12% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PCK	68.01% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PCK	9.18% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PCK	15.12% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PCK	68.01% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PCK	9.18% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PCK	15.12% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PCK	68.01% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PCK	9.18% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PCK	15.12% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PCK	68.01% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PCK	6.25% of Preferred Shares

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PZC	9.29% of Common Shares

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PZC	20.91% of Common Shares

MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	PZC	7.42% of Common Shares

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PZC	6.54% of Common Shares

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PZC	9.00% of Common Shares

TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	PZC	9.82% of Common Shares

UBS FINANCIAL 499 WASHINGTON BLVD 9TH F JERSEY CITY, NJ 07310-2055	PZC	7.84% of Common Shares

WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVE SAINT LOUIS, MO 63103-2523	PZC	7.20% of Common Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PZC	5.64% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PZC	6.04% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PZC	80.00% of Preferred Shares

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PZC	5.64% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PZC	6.04% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PZC	80.00% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PZC	6.47% of Preferred Shares

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PMF	15.66% of Common Shares

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PMF	17.94% of Common Shares

TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	PMF	12.33% of Common Shares

WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVE SAINT LOUIS, MO 63103-2523	PMF	5.09% of Common Shares

OPPENHEIMER & CO., INC. 125 BROAD STREET, NEW YORK, NY 10004	PMF	7.01% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PMF	80.99% of Preferred Shares

OPPENHEIMER & CO., INC. 125 BROAD STREET, NEW YORK, NY 10004	PMF	7.01% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PMF	80.99% of Preferred Shares

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
OPPENHEIMER & CO., INC. 125 BROAD STREET, NEW YORK, NY 10004	PMF	7.01% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PMF	80.99% of Preferred Shares

OPPENHEIMER & CO., INC. 125 BROAD STREET, NEW YORK, NY 10004	PMF	7.01% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PMF	80.99% of Preferred Shares

OPPENHEIMER & CO., INC. 125 BROAD STREET, NEW YORK, NY 10004	PMF	7.01% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PMF	80.99% of Preferred Shares

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PML	11.76% of Common Shares

MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	PML	15.11% of Common Shares

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PML	8.97% of Common Shares

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PML	13.78% of Common Shares

TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	PML	9.53% of Common Shares

UBS FINANCIAL 499 WASHINGTON BLVD 9TH F JERSEY CITY, NJ 07310-2055	PML	5.58% of Common Shares

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVE SAINT LOUIS, MO 63103-2523	PML	6.47% of Common Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PML	5.63% of Preferred Shares

OPPENHEIMER & CO., INC. 125 BROAD STREET, NEW YORK, NY 10004	PML	5.87% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PML	5.72% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PML	73.61% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PML	5.63% of Preferred Shares

OPPENHEIMER & CO., INC. 125 BROAD STREET, NEW YORK, NY 10004	PML	5.87% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PML	5.72% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PML	73.61% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PML	5.63% of Preferred Shares

OPPENHEIMER & CO., INC. 125 BROAD STREET, NEW YORK, NY 10004	PML	5.87% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PML	5.72% of Preferred Shares

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PML	73.61% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PML	5.63% of Preferred Shares

OPPENHEIMER & CO., INC. 125 BROAD STREET, NEW YORK, NY 10004	PML	5.87% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PML	5.72% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PML	73.61% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PML	5.63% of Preferred Shares

OPPENHEIMER & CO., INC. 125 BROAD STREET, NEW YORK, NY 10004	PML	5.87% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PML	5.72% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PML	73.61% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PML	5.44% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PMX	7.53% of Common Shares

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PMX	12.00% of Common Shares

MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	PMX	6.56% of Common Shares

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PMX	5.52% of Common Shares

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PMX	15.24% of Common Shares

TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	PMX	11.24% of Common Shares

UBS FINANCIAL 499 WASHINGTON BLVD 9TH F JERSEY CITY, NJ 07310-2055	PMX	5.23% of Common Shares

WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVE SAINT LOUIS, MO 63103-2523	PMX	8.00% of Common Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PMX	8.56% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PMX	78.44% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PMX	8.56% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PMX	78.44% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PMX	8.56% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PMX	78.44% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PMX	8.56% of Preferred Shares

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PMX	78.44% of Preferred Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PMX	8.56% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PMX	78.44% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PMX	5.25% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PNF	5.29% of Common Shares

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PNF	9.10% of Common Shares

MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	PNF	8.13% of Common Shares

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PNF	13.48% of Common Shares

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PNF	17.11% of Common Shares

PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	PNF	7.37% of Common Shares

TD AMERITRADE INC PO BOX 2226 OMAHA NE 68103-2226	PNF	5.32% of Common Shares

UBS FINANCIAL 499 WASHINGTON BLVD 9TH F JERSEY CITY, NJ 07310-2055	PNF	8.08% of Common Shares

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVE SAINT LOUIS, MO 63103-2523	PNF	5.06% of Common Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PNF	16.64% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PNF	78.37% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PNI	13.41% of Common Shares

CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	PNI	11.19% of Common Shares

MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	PNI	6.51% of Common Shares

MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER, PLAZA 2 JERSEY CITY, NJ 07311	PNI	6.57% of Common Shares

NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	PNI	15.74% of Common Shares

UBS FINANCIAL 499 WASHINGTON BLVD 9TH F JERSEY CITY, NJ 07310-2055	PNI	6.80% of Common Shares

WELLS FARGO CLEARING SERVICES, LLC 1 NORTH JEFFERSON AVE SAINT LOUIS, MO 63103-2523	PNI	6.72% of Common Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PNI	9.53% of Preferred Shares

Name/Address of Owner of Record	Fund	Percentage of Ownership of Class
UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PNI	78.10% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PNI	9.53% of Preferred Shares

UBS SECURITIES LLC 677 WASHINGTON BOULEVARD, STAMFORD, CT 6912	PNI	78.10% of Preferred Shares

BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	PNI	8.30% of Preferred Shares

PROPOSAL: ELECTION OF TRUSTEES

In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (each, a “Declaration”), the Trustees have been divided into the following three classes (each a “Class”): Class I, Class II and Class III. The expiration dates of the classes are described below and each Trustee will remain in office until the end of his or her term and when his or her successor is elected and qualified. The Governance and Nominating Committee and the Board of each applicable Fund have recommended the nominees listed herein for election or re-election, as applicable, as Trustees by the Shareholders of the applicable Funds.

PMF/PCQ/PNF/PML/PCK/PNI. With respect to PMF, PCQ, PNF, PML, PCK and PNI, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders held during the 2022 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2022 through December 31, 2022); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2023 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2023 through December 31, 2023). Currently, E. Grace Vandecruze, John C. Maney and Alan Rappaport are Class I Trustees. T. Matthew Buffington is also currently a Class I Trustee of the Funds, and his term will expire at the Meeting. Mr. Buffington is not standing for re-election as a Trustee of the Funds at the Meeting, and he will no longer be a Trustee of the Funds following the Meeting. The Governance and Nominating Committee of each Fund has recommended to the Board that Messrs. Maney and Rappaport be nominated for re-election by the Common Shareholders and Preferred Shareholders, voting as a single class, as Class I Trustees, and that

Ms. Vandecruze be nominated for election as a Class I Trustee by the Preferred Shareholders, voting as a separate class, at the Meeting. Consistent with each Fund’s Declaration, if elected or re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected at the Meeting, Ms. Vandecruze and Messrs. Maney and Rappaport will serve terms consistent with the Class I Trustees, which will expire at each Fund’s annual meeting of Shareholders held during the 2024 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2024 through December 31, 2024).

PMX/PZC. With respect to PMX and PZC, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the annual meeting of Shareholders held during the 2022 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2022 through December 31, 2022); and the term of office of the Class III Trustees will expire at the annual meeting of Shareholders held during the 2023 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2023 through December 31, 2023). Currently, E. Grace Vandecruze and John C. Maney are Class I Trustees, and Sarah Cogan is a Class II Trustee. Mr. Hans W. Kertess is also currently a Class I Trustee of the Funds, and his term will expire at the Meeting. Due to his scheduled retirement from the Board of all PIMCO Sponsored Closed-End Funds at the end of 2021, he is not standing for re-election as a Trustee of the Funds at the Meeting, and he will no longer be a Trustee of the Funds following the Meeting. Further, Mr. Buffington is also currently a Class I Trustee of the Funds, and his term will expire at the Meeting. Mr. Buffington is not standing for re-election as a Trustee of the Funds at the Meeting, and he will no longer be a Trustee of the Funds following the Meeting. The Governance and Nominating Committee of each Fund has recommended to the Board that Mr. Maney be nominated for re-election as a Class I Trustee by the Common Shareholders and Preferred Shareholders, voting as a single class, that Ms. Cogan be nominated for election as a Class I Trustee by the Common and Preferred Shareholders, voting as a single class, and that Ms. Vandecruze be nominated for election as a Class I Trustee by the Preferred Shareholders, voting as a separate class, at the Meeting. Consistent with each Fund’s Declaration, if elected or re-elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected or re-elected at the Meeting, Mses. Cogan and Vandecruze and Mr. Maney will serve a term consistent with the Class I Trustees, which will expire at each Fund’s annual meeting of Shareholders held during the 2024 fiscal year (i.e., the annual meeting held during the fiscal year running from January 1, 2024 through December 31, 2024).

Certain current members of the Board of each Fund are “Continuing Trustees,” as such term is defined in the Declaration of the applicable Fund. In the case of PMF, PCQ and PNF, a “Continuing Trustee” is a Trustee that is not a person or an affiliated person of a person who is entering into or proposing to enter into certain transactions with the applicable Fund, as specified in such Fund’s Declaration, and who has either served as a Trustee for a period of at least twelve months (or since the inception of the Fund, if less than twelve months) or is a successor to a Continuing Trustee and has been recommended to succeed a Continuing Trustee by a majority of the Continuing Trustees then members of the Board. All current members of the Boards of PMF, PCQ and PNF other than Ms. Vandecruze are “Continuing Trustees,” and the Board Nominees other than Ms. Vandecruze will remain Continuing Trustees if elected or re-elected. In the case of PML, PCK, PNI, PMX and PZC, a “Continuing Trustee” is a Trustee that has either served as Trustee since the inception of the Fund or for thirty-six months, or has been nominated by at least a majority of the Continuing Trustees then members of the Board. All current members of the Boards of PML, PCK, PNI, PMX and PZC are “Continuing Trustees,” and all of the Board Nominees will remain Continuing Trustees if elected or re-elected.

Pursuant to each Fund’s Declaration of Trust, certain corporate actions and/or transactions involving the Fund outside of the ordinary course of business (including, among others, mergers, consolidations, significant dispositions of Fund assets, any shareholder proposals as to specific investment decisions and the conversion of a Fund to an open-end fund) would require the approval of 75% of the Funds’ outstanding shares, unless approved by both a majority of the Board of Trustees and 75% of the Continuing Trustees (in which case shareholders have only the voting rights required by the 1940 Act with respect to such transaction or corporate action, if any).

At any annual meeting of Shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of Shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the term (or any remaining term) of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the Board Nominees who will stand for election or re-election at the Meeting, the respective Classes of Trustees to which they have been designated and the expiration of their respective terms if elected or re-elected, as applicable:

Trustee/Nominee	Class	Expiration of Term if Elected/Re-Elected*
PMF/PCQ/PNF/PML/PCK/PNI
John C. Maney**	Class I	Annual Meeting held during the 2024 fiscal year
Alan Rappaport	Class I	Annual Meeting held during the 2024 fiscal year
E. Grace Vandecruze	Class I	Annual Meeting held during the 2024 fiscal year
PMX/PZC
Sarah Cogan	Class I	Annual Meeting held during the 2024 fiscal year
John C. Maney**	Class I	Annual Meeting held during the 2024 fiscal year
E. Grace Vandecruze	Class I	Annual Meeting held during the 2024 fiscal year

*

A Trustee elected or re-elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualifies, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

**	Mr. Maney is an Interested Trustee/Nominee.

Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management and limits the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the Board Nominees has indicated he or she will serve if elected or re-elected, as applicable, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to save a vacancy).

Trustees and Officers

The business of each Fund is managed under the direction of the Fund’s Board. Subject to the provisions of each Fund’s Declaration, its Bylaws and applicable state law, the Trustees have all powers necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.

Board Leadership Structure — Currently, the Board of Trustees of each Fund consists of eleven Trustees, nine of whom are Independent Trustees, which represents 82% of the Trustees that are Independent Trustees. An Independent Trustee serves as Chair of the Board and is selected by a vote of the majority of the Independent Trustees. The Chair of the Board presides at meetings of the Board, acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of each Fund meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel.

The Board of each Fund has established six standing Committees to facilitate the Trustees’ oversight of the management of the Funds: the Audit Oversight Committee, the Governance and Nominating Committee, the Valuation Oversight Committee, the Contracts Committee, the Performance Committee and the Board-Nominated Trustees Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee (other than the Performance Committee and Board-Nominated Trustees Committee) consists of only the Independent Trustees. The Performance Committee consists of all the Trustees. The Board-Nominated Trustees Committee consists of each Trustee who has been nominated for election or appointed to serve as a Trustee by a majority of the Trustees. The Independent Trustees believe that participation on each Committee allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chair, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees (with the exception of the Performance Committee and Board-Nominated Trustees Committee), is appropriate in light of the characteristics and circumstances of each Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of funds in the fund complex overseen by members, the variety of asset classes those funds include, the assets of each Fund and other funds in the fund complex and the management and other service arrangements of each Fund and such other funds. The Board also believes that its structure, including the presence of two Trustees who are or have been executives with the Manager or Manager-affiliated entities, facilitates an efficient flow of information concerning the management of each Fund to the Independent Trustees.

Risk Oversight — Each of the Funds has retained the Manager to provide investment advisory services and administrative services. Accordingly, the Manager is immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager serve as the Funds’ officers, including the Funds’ principal executive officer and principal financial and accounting officer, chief compliance officer and chief legal officer. The Manager and the Funds’ other service providers have adopted policies, processes, and procedures to identify, assess and manage different types of risks associated with each Fund’s activities. The Board oversees the performance of these functions by the Manager and the Funds’ other service providers, both directly and through the Committee structure it has established. The Board receives from the Manager a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds. These include reports on investment and market risks, custody and valuation of Fund assets, compliance with applicable laws, and the Funds’ financial accounting and reporting. In addition, the Board meets periodically with the individual portfolio managers of the Funds or their delegates to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks. In the course of these meetings and discussions with the Manager, the Board has emphasized the importance of the Manager maintaining vigorous risk-management programs and procedures with respect to the Funds.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, interacts with individuals within the Manager’s organization and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Funds with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Board recognizes that the reports it receives concerning risk management matters are, by their nature, typically summaries of the relevant information. Moreover, the Board recognizes that not all risks that may affect the Funds can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as investment-related risks) in seeking to achieve the Funds’ investment objectives; and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

The Trustees and officers of the Funds, their year of birth, the positions they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the Fund Complex that the Trustee oversees and any other public company directorships held by the Trustee are listed in the two tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

Information Regarding Trustees and Board Nominees.

The following table provides information concerning the Trustees/Board Nominees of the Funds.

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Independent Trustees/Nominees
Deborah A. DeCotis 1952 PMF/PCQ/ PNF/PML/ PCK/PNI - Class II PMX/PZC - Class III	Chair of the Board, Trustee	PMF/PCQ/ PNF/PML/ PCK/PNI/ PMX/PZC - Chair, Since 2019 Trustee, Since 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	30	Trustee, Allianz Funds (2011-2021); Trustee, Virtus Funds (2021-Present).

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
T. Matthew Buffington(4) 1982 PMF/PCQ/ PNF/PML/ PCK/PNI/ PMX/PZC - Class I	Trustee	PMF/ PCQ/ PNF/ PML/ PCK/PNI/ PMX/ PZC - Since December 2018	Portfolio Manager of Dryden Capital, LLC since January 2013. The principal business of Dryden Capital, LLC is to provide investment advisory, portfolio and wealth management, consulting, financial planning and investment supervisory services.	8	None

Derrick A. Clark(4) PMF/PCQ/ PNF/PML/ PCK/PNI/ PMX/PZC - Class II	Trustee	PMF/ PCQ/ PNF/ PML/ PCK/PNI/ PMX/ PZC - Since December 2019	Analyst and Portfolio Manager at Junto Capital since July 2013. The principal business of Junto Capital is to provide investment advisory, portfolio and wealth management, consulting, financial planning, and investment supervisory services.	8	None

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Sarah E. Cogan 1956 PMF/PCQ/ PNF/PML/ PCK/PNI - Class II PMX/PZC - Currently, Class II; if elected as nominated, Class I	Trustee, Nominee	Since 2019	Retired Partner, Simpson Thacher & Bartlett LLP (law firm); Director, Girl Scouts of Greater New York, Inc. (since 2016); and Trustee, Natural Resources Defense Council, Inc. (since 2013). Formerly, Partner, Simpson Thacher & Bartlett LLP (1989-2018).	30	Trustee, Allianz Funds (2019-2021); Trustee, Virtus Funds (2021-Present).

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
E. Grace Vandecruze(5) 1963 PMF/PCQ/ PNF/PML/ PCK/PNI/ PMX/PZC - Class I	Trustee, Nominee	Since 2021	Founder and Managing Director, Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006); Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (since 2015); Director, The Doctors Company, a medical malpractice insurance company (since 2020); Chief Financial Officer, Athena Technology Acquisition Corp, a special purpose acquisition company (since 2021); Director, Link Logistics REIT, a real estate company (since 2021); Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021); and Director, Wharton Graduate Executive Board. Formerly, Director, Resolution Holdings (2015-2019). Formerly, Director, SBLI USA, a life insurance company (2015-2018).	30	None.

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Hans W. Kertess(6) 1939 PMF/PCQ/ PNF/PML/ PCK/PNI - Class II PMX/PZC - Class I	Trustee	PMF/PCQ/ PNF-Since 2001 PML/PCK/ PNI-Since 2002 PMX/PZC- Since 2003	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	30	Trustee, Allianz Funds (2004-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Joseph B. Kittredge, Jr. 1954 PMF/PCQ/ PNF/PML/ PCK/PNI - Class III PMX/PZC - Class II	Trustee	Since 2020	Trustee, Vermont Law School (since 2019); Director and Treasurer, Center for Reproductive Rights (since 2015); Formerly, Director (2013-2020) and Chair (2018-2020), ACLU of Massachusetts; General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2005-2018) and Partner (2007-2018); President, GMO Trust (institutional mutual funds) (2009-2018); Chief Executive Officer, GMO Trust (2009-2015); President and Chief Executive Officer, GMO Series Trust (platform based mutual funds) (2011-2013).	30	Trustee, GMO Trust (2010-2018); Chairman of the Board of Trustees, GMO Series Trust (2011-2018).

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
William B. Ogden, IV 1945 PMF/PCQ/ PNF/PML/ PCK/PNI/ PMX/PZC - Class III	Trustee	Since 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	30	Trustee, Allianz Funds (2006-2021); Trustee, Virtus AllianzGI Closed-End Funds (2021-Present).

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Alan Rappaport 1953 PMF/PCQ/ PNF/PML/ PCK/PNI - Class I PMX/PZC - Class II	Trustee, Nominee	Since 2010	Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (2009-2018); Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly, Chairman and President), U.S. Trust (formerly, Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	30	Trustee, Allianz Funds (2010-2021); Chairman of the Board of Trustees, Virtus AllianzGI Closed-End Funds (2021-Present).

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
Interested Trustees/Nominees
David N. Fisher(7) 1968 650 Newport Center Drive, Newport Beach, CA 92660 PMF/PCQ/ PNF/PML/ PCK/PNI/ PMX/PZC - Class III	Trustee	Since 2019	Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts, PIMCO (since 2021); Managing Director and Head of Traditional Product Strategies, PIMCO (2015-2021); and Director, Court Appointed Special Advocates (CASA) of Orange County, a non-profit organization (since 2015). Formerly, Global Bond Strategist, PIMCO (2008-2015); and Managing Director and Head of Global Fixed Income, HSBC Global Asset Management (2005-2008).	30	None

Name, Address, Year of Birth and Class(1)	Position(s) Held with the Funds	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee During the Past 5 Years
John C. Maney(7) 1959 650 Newport Center Drive, Newport Beach, CA 92660 PMF/PCQ/ PNF/PML/ PCK/PNI/ PMX/PZC - Class I	Trustee, Nominee	Since 2006	Senior Advisor to PIMCO (since June 2021); Non-Executive Director and a member of the Compensation Committee of PIMCO Europe Ltd (since December 2017). Formerly, Consultant to PIMCO (January 2020-June 2021); Managing Director of Allianz Asset Management of America L.P. (2005-2019); member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P (2006-2019); Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	30	None

(1)	Unless otherwise indicated, the business address of the persons listed above is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

(2)	Under each Fund’s Declaration, a Trustee serves until his or her death, retirement, removal, disqualification, resignation or replacement.
(3)

The Term “Fund Complex” as used herein includes the Funds and any other registered investment company (i) that holds itself out to investors as a related company for purposes of investment and investor services; or (ii) for which PIMCO or an affiliate of PIMCO serves as primary investment adviser. Prior to February 1, 2021, the Fund Complex included a number of open- and closed-end funds advised by Allianz Global Investors U.S. LLC (“AllianzGI”), an affiliate of PIMCO. Effective February 1, 2021 (and February 26, 2021 with respect to Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund), however, Virtus Investment Advisers, Inc. (“Virtus”) became the primary investment adviser of those funds (such Virtus-advised funds, the “Former Allianz-Managed Funds”), and therefore they are no longer included within the definition of Fund Complex as used herein. AllianzGI has been appointed to serve as sub-adviser to most of the remaining Former Allianz-Managed Funds.

(4)

Messrs. Buffington’s and Clark’s address is Dryden Capital, LLC (New York Office), 641 Lexington Avenue, 13th Floor, New York, New York 10022. Mr. Buffington’s term will expire at the Meeting. He is not standing for re-election as a Trustee of the Funds and therefore will no longer be a Trustee following the Meeting.

(5)	Ms. Vandecruze was appointed as a Trustee of each Fund on June 30, 2021.
(6)

In anticipation of his expected retirement from all of the PIMCO Sponsored Closed-End Funds as of December 31, 2021, Mr. Kertess is not standing for re-election as a Trustee of the Funds and therefore will no longer be a Trustee following the Meeting.

(7)	Each of Messrs. Fisher and Maney is an Interested Trustee of each Fund due to his affiliation with PIMCO and its affiliates.

The following table states the dollar range of equity securities beneficially owned as of the Record Date by each Trustee and Board Nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustees in the “family of investment companies,” including the Funds.

Name of Trustee/ Board Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Board Nominee in the Family of Investment Companies*
Independent Trustees/Board Nominees
T. Matthew Buffington**	None	None
Derrick A. Clark	None	None

Name of Trustee/ Board Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/ Board Nominee in the Family of Investment Companies*
Sarah E. Cogan	PMF: $10,001 - $50,000 PNI: $10,001 - $50,000 PMX: $10,001 - $50,000	Over $100,000
Deborah A. DeCotis	None	Over $100,000
Hans W. Kertess***	None	Over $100,000
Joseph B. Kittredge, Jr.	PML: Over $100,000	Over $100,000
William B. Ogden, IV	PMF: $50,001 - $100,000 PML: $50,001 - $100,000	Over $100,000
Alan Rappaport	PML: $10,001 - $50,000	Over $100,000
E. Grace Vandecruze****	0	None

Interested Trustees/Board Nominees
John C. Maney	None	Over $100,000
David N. Fisher	None	Over $100,000

*	Securities are valued as of the Record Date.
**	Mr. Buffington’s term will expire at the Meeting. He is not standing for re-election as a Trustee of the Funds and therefore will no longer be a Trustee following the Meeting.
***

In anticipation of his expected retirement from all of the PIMCO Sponsored Closed-End Funds as of December 31, 2021, Mr. Kertess is not standing for re-election as a Trustee of the Funds and therefore will no longer be a Trustee following the Meeting.

****	Ms. Vandecruze was appointed as a Trustee of each Fund on June 30, 2021.

To the knowledge of the Funds, as of the Record Date, Trustees and Board Nominees who are Independent Trustees or Independent nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Mr. Ogden owns a less than 1% limited liability company interest in PIMCO Global Credit Opportunity Onshore Fund LLC, a PIMCO-sponsored private investment vehicle.

Compensation. Each of the Independent Trustees other than Messrs. Buffington and Clark serves as a trustee of PIMCO Municipal Income Fund,

PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate & Income Strategy Fund, PIMCO Corporate & Income Opportunity Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, PIMCO Global StocksPLUS®& Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PCM Fund, Inc., PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund, and PIMCO Dynamic Income Opportunities Fund, each a closed-end fund for which the Manager serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Emerging Markets Income Fund, PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed-end investment management company that is operated as an “interval fund” for which the Manager serves as investment manager (the “PIMCO Interval Funds”) and PIMCO Managed Accounts Trust (“PMAT”), an open-end investment management company with multiple series for which the Manager serves as investment adviser and administrator (together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO-Managed Funds”).

Each Independent Trustee other than Messrs. Buffington and Clark receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chair of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chair receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses. Each of Messrs. Buffington and Clark, who do not serve on the Board of any PIMCO-Managed Funds other than the Funds, will receive a portion of the $225,000 annual compensation paid to the Independent Trustees based on a fixed percentage allocated to the PIMCO Closed-End Funds for other Trustees, which will then be further allocated pro rata among the Funds based on the relative net assets of each Fund, as described below.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as among PMAT, the PIMCO Closed-End Funds and the PIMCO Interval Funds. Trustee compensation and other costs are then further allocated pro rata among the individual funds within each grouping based on each such fund’s relative net assets. Each of Messrs. Buffington’s and Clark’s compensation will be determined and allocated among the Funds in accordance with this methodology as noted above.

The Funds have no employees. The Funds’ officers and Interested Trustees (Mr. Fisher and Mr. Maney) are compensated by the Manager or its affiliates, as applicable.

The Trustees do not currently receive any pension or retirement benefits from the Funds or the Fund Complex.

The following table sets forth information regarding the compensation received by the Independent Trustees and nominees for the fiscal year ended December 31, 2020. For the calendar year ended December 31, 2020, the Independent Trustees received the compensation set forth in the table below for serving as Trustees of the Funds and other funds in the same Fund Complex as the Funds. Each officer and each Trustee who is a director, officer, partner, member or employee of the Manager, or of any entity controlling, controlled by or under common control with the Manager, including any Interested Trustee, serves without any compensation from the Funds. Ms. Vandecruze is not included in the table below because she was appointed to the Board of the Funds effective June 30, 2021 and thus did not serve on the Board of the Funds as of December 31, 2020. Ms. Vandecruze had not received any compensation from the Funds or the Fund Complex for service as Trustee of the Funds as of December 31, 2020.

Compensation Table

Name of Trustee/Board Nominees	Aggregate Compensation from PMF for the Fiscal Year Ended December 31, 2020	Aggregate Compensation from PCQ for the Fiscal Year Ended December 31, 2020	Aggregate Compensation from PNF for the Fiscal Year Ended December 31, 2020
Independent Trustee/Board Nominee
T. Matthew Buffington(2)	$7,083	$5,568	$1,796
Derrick A. Clark	$7,083	$5,568	$1,796
Sarah E. Cogan	$7,083	$5,568	$1,796
Deborah A. DeCotis	$9,444	$7,424	$2,394
Hans W. Kertess(3)	$7,083	$5,568	$1,796
Joseph B. Kittredge, Jr.(4)	$5,397	$4,254	$1,367
James A. Jacobson(5)	$8,657	$6,805	$2,195
William B. Ogden, IV	$7,083	$5,568	$1,796
Alan Rappaport	$7,083	$5,568	$1,796
Interested Trustee/Board Nominee
David N. Fisher(6)	$0	$0	$0
John C. Maney(6)	$0	$0	$0

Name of Trustee/Board Nominees	Aggregate Compensation from PML for the Fiscal Year Ended December 31, 2020	Aggregate Compensation from PCK for the Fiscal Year Ended December 31, 2020	Aggregate Compensation from PNI for the Fiscal Year Ended December 31, 2020
Independent Trustee/Board Nominee
T. Matthew Buffington(2)	$15,227	$6,027	$2,762
Derrick A. Clark	$15,227	$6,027	$2,762
Sarah E. Cogan	$15,227	$6,027	$2,762
Deborah A. DeCotis	$20,302	$8,035	$3,682
Hans W. Kertess(3)	$15,227	$6,027	$2,762
Joseph B. Kittredge, Jr.(4)	$11,604	$4,601	$2,104
James A. Jacobson(5)	$18,610	$7,366	$3,375
William B. Ogden, IV	$15,227	$6,027	$2,762
Alan Rappaport	$15,227	$6,027	$2,762
Interested Trustee/Board Nominee
David N. Fisher(6)	$0	$0	$0
John C. Maney(6)	$0	$0	$0

Name of Trustee/Board Nominees	Aggregate Compensation from PMX for the Fiscal Year Ended December 31, 2020	Aggregate Compensation from PZC for the Fiscal Year Ended December 31, 2020	Total Compensation from the Funds and Fund Complex Paid to Trustees/Nominees for the Calendar Year Ended December 31, 2020(1)
Independent Trustee/Board Nominee
T. Matthew Buffington(2)	$7,479	$4,713	$50,654
Derrick A. Clark	$7,479	$4,713	$50,654
Sarah E. Cogan	$7,479	$4,713	$470,000
Deborah A. DeCotis	$9,973	$6,284	$535,000
Hans W. Kertess(3)	$7,292	$4,713	$460,000
Joseph B. Kittredge, Jr.(4)	$5,704	$3,603	$168,750
James A. Jacobson(5)	$9,142	$5,760	$535,000
William B. Ogden, IV	$7,479	$4,713	$465,000
Alan Rappaport	$7,479	$4,713	$535,000
Interested Trustee/Board Nominee
David N. Fisher(6)	$0	$0	$0
John C. Maney(6)	$0	$0	$0

(1)

As of December 31, 2020, the “Fund Complex” as used herein included the PIMCO-Managed Funds, and the Former Allianz-Managed Funds. As of December 31, 2020, the Trustees served on the boards of the following number of portfolios in the Fund Complex: for each of Messrs. Buffington and Clark, 8; for Ms. Cogan, 60; for Mr. Kittredge, 29; for each of Messrs.

Fisher and Maney, 28; and for each of Ms. DeCotis and Messrs. Kertess, Ogden and Rappaport, 61. For the calendar year ended December 31, 2020, amounts received by the Trustees from PIMCO-Managed Funds were: for each of Messrs. Buffington and Clark, $50,654; for Ms. Cogan, $225,000; for Ms. DeCotis, $300,000; for each of Messrs. Kertess, Ogden and Rappaport, $225,000; and for Mr. Kittredge, $168,750. These amounts are included in the Fund Complex totals in the table above.
(2)	Mr. Buffington’s term will expire at the Meeting. He is not standing for re-election as a Trustee of the Funds and therefore will no longer be a Trustee following the Meeting.
(3)

In anticipation of his expected retirement from all of the PIMCO Sponsored Closed-End Funds as of December 31, 2021, Mr. Kertess is not standing for re-election as a Trustee of the Funds and therefore will no longer be a Trustee of the Funds following the Meeting.

(4)	Effective June 12, 2020, Mr. Kittredge became a Trustee of the Funds.
(5)	Mr. Jacobson retired from the Board of each Fund effective December 31, 2020.
(6)	Messrs. Fisher and Maney are interested persons of the Fund and do not receive compensation from the Fund for their services as Trustees.

Trustee Qualifications — The Board has determined that each Board Nominated Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Board Nominated Trustee is knowledgeable about the Fund’s business and service provider arrangements in part because he or she serves as trustee or director to a number of other investment companies advised by PIMCO and/or its affiliates with similar arrangements to that of the Fund, or has had significant experience in the investment management and/or financial services industries. Among the factors the Board considers when concluding that an individual is qualified to serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Board-Nominated Trustee and/or Board Nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination by the Board that the individual is qualified to serve as a Trustee of the Funds. The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion (in the case of the Board-Nominated Trustees) that an individual is qualified to serve on the Board. References to qualifications, experiences and skills are not intended to hold out the Board or individual Board-Nominated Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Deborah A. DeCotis — Ms. DeCotis has substantial senior executive experience in the investment banking industry, having served as a Managing Director for Morgan Stanley. She has extensive board experience and experience in oversight of investment management functions through her experience as a former Director of the Helena Rubenstein Foundation, Stanford Graduate School of Business and Armor Holdings.

Sarah E. Cogan — Ms. Cogan has substantial legal experience in the investment management industry, having served as a partner at a large international law firm in the corporate department for over 25 years and as former head of the registered funds practice. She has extensive experience in oversight of investment company boards through her experience as counsel to the Independent Trustees of certain PIMCO-Managed Funds and as counsel to other independent trustees, investment companies and asset management firms.

E. Grace Vandecruze — Ms. Vandecruze has substantial senior executive experience in the financial services industry. She is Founder and Managing Director of Grace Global Capital LLC, a strategic advisory firm to the insurance industry (since 2006). She has extensive board experience and experience in oversight of investment management and insurance company functions through her experience as a Director and Member of the Audit Committee and the Wealth Solutions Advisory Committee, M Financial Group, a life insurance company (since 2015), a Director of The Doctors Company, a medical malpractice insurance company (since 2020) and a Director and Member of the Investment & Risk Committee, Resolution Life Group Holdings, a global life insurance group (since 2021).

David N. Fisher — Mr. Fisher has substantial executive experience in the investment management industry. Mr. Fisher is a Managing Director and Co-Head of U.S. Global Wealth Management Strategic Accounts at PIMCO. In this role, he oversees PIMCO’s major Global Wealth Management client partnerships. Prior to taking on this position, Mr. Fisher was Head of Traditional Product Strategies at PIMCO, where he oversaw teams of product strategists covering core and non-core fixed income strategies as well as the firm’s suite of equity strategies, was a Global Bond Strategist at PIMCO, and has managed

PIMCO’s Total Return Strategy since 2014. Because of his familiarity with PIMCO and its affiliates, Mr. Fisher serves as an important information resource for the Independent Trustees and as a facilitator of communication with PIMCO.

Hans W. Kertess — Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co. and a Senior Adviser of Royal Bank of Canada Capital Markets, and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant experience in the investment banking industry.

Joseph B. Kittredge, Jr. — Mr. Kittredge has substantial experience in the investment management industry, having served for thirteen years as General Counsel to Grantham, Mayo, Van Otterloo & Co. LLC, the adviser to the GMO mutual fund complex, and as a Trustee and senior officer for Funds in the GMO complex. Previously, he was a partner at a large international law firm. Mr. Kittredge has extensive experience in asset management regulation and has provided legal advice to investment company boards, registered funds and their sponsors with respect to a broad range of financial, legal, tax, regulatory and other issues. He also serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.”

John C. Maney — Mr. Maney has substantial executive and board experience in the investment management industry. Prior to January 2020, he served in a variety of senior-level positions with investment advisory firms affiliated with the Manager, including Allianz Asset Management of America L.P. (the Manager’s U.S. parent company). In addition, Mr. Maney currently provides various services to the Manager as a senior advisor. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Manager and its affiliates.

William B. Ogden, IV — Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for, and provide mergers and acquisition advisory services to, asset managers and investment advisers. He also has significant experience with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

Alan Rappaport — Mr. Rappaport has substantial senior executive experience in the financial services industry. He formerly served as Chairman and President of the Private Bank of Bank of America and as Vice Chairman of U.S. Trust and as an Advisory Director of an investment firm.

T. Matthew Buffington — is a co-founder and has been the Portfolio Manager of Dryden Capital, LLC since January 2013. Previously, Mr. Buffington was a research analyst at Southpoint Capital Advisors LP, a value-oriented equity investment firm with AUM of approximately $2 billion. Mr. Buffington was responsible for idea generation, investment research and portfolio monitoring across a variety of industries. Prior to joining Southpoint, Mr. Buffington worked at the private equity firm Clayton, Dubilier & Rice, LLC (“CD&R”), where he helped identify new private equity investments across a wide range of industries, advised portfolio companies as they explored strategic acquisitions and helped analyze performance. Prior to joining CD&R, Mr. Buffington worked in the Mergers & Acquisitions Group at Merrill Lynch where he advised in analyzing strategic alternatives, structuring transactions and determining valuation.

Derrick A. Clark — has served as an Analyst and a Portfolio Manager at Junto Capital Management LP since July 2013. Previously, Mr. Clark was a Senior Analyst at Glenview Capital Management, where he was responsible for identifying investment opportunities within the Industrials sector. Prior to joining Glenview, Mr. Clark was an Associate at the private equity fund Clayton, Dubilier & Rice, and an Investment Banking Analyst at Goldman Sachs. Mr. Clark earned his BS in Business Administration and graduated with high distinction from Indiana University’s Kelley School of Business, where he concentrated in Finance and Economics.

Committees of the Board of Trustees.

Audit Oversight Committee. The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Kertess, Kittredge, Ogden, Rappaport, Buffington and Clark and Mses. Cogan, DeCotis and Vandecruze, each of whom is an Independent Trustee. Mr. Kittredge is the current Chair of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund and approves non-audit services to be performed by the auditors for certain affiliates, including the Manager and entities in a control relationship with the Manager that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds’

independent registered public accounting firm. Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through January 1, 2020, is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of each Fund, dated February 22, 2021, is attached to this Proxy Statement as Exhibit C.

Governance and Nominating Committee. The Board of each Fund has established a Governance and Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Buffington, Clark, Kertess, Kittredge, Ogden, and Rappaport and Mses. Cogan, DeCotis and Vandecruze. Ms. DeCotis is the current Chair of each Fund’s Governance and Nominating Committee. The primary purposes and responsibilities of the Governance and Nominating Committee are: (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Trustees.

The responsibilities of the Governance and Nominating Committee include considering and making recommendations to the Fund’s Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Board, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Board, the Board’s committees and their composition; and (4) Board and committee meeting procedures. The Committee will also periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by a Fund to the Independent Trustees for their services on the Board and any committees on the Board.

The Governance and Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be re-elected. The Governance and Nominating Committee of each Fund has adopted a charter, which is attached to this Proxy Statement as Exhibit B.

Each member of each Fund’s Governance and Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the NYSE, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustees/Board Nominees. The Governance and Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Governance and Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition.

The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser, (iv) the Fund’s shareholders and (v) any other source the Committee deems to be appropriate. The Governance and Nominating Committee may, but is not required to, retain a third-party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders. The Governance and Nominating Committee will review and consider nominees recommended by shareholders to serve as Trustees, provided that the recommending shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the PIMCO Sponsored Closed-End Funds”, which are set forth as Appendix B to the Fund’s Governance and Nominating Committee Charter, attached to this Proxy Statement as Exhibit B. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Governance and Nominating Committee Charter, which is attached to this Proxy Statement as Exhibit B for details.

The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.

Diversity. The Governance and Nominating Committee takes diversity of a particular nominee and overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds.

Valuation Oversight Committee. The Board of each Fund has established a Valuation Oversight Committee currently consisting of Messrs. Buffington, Clark, Kertess, Kittredge, Ogden and Rappaport and Mses. Cogan, DeCotis and Vandecruze. Mr. Ogden is the current Chair of each Fund’s Valuation Oversight Committee. The Valuation Oversight Committee has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Oversight Committee of each Fund reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Funds’ valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board.

Contracts Committee. The Board of each Fund has established a Contracts Committee, currently consisting of Messrs. Buffington, Clark, Kittredge, Kertess, Ogden, and Rappaport and Mses. Cogan, DeCotis and Vandecruze. Ms. Cogan is the current Chair of each Fund’s Contracts Committee. The Contracts Committee meets as the Board deems necessary and sufficient to review the performance of, and the reasonableness of the fees paid to, as applicable, the Funds’ investment adviser(s) and any sub-adviser(s), administrators(s) and principal underwriters(s) and to make recommendations to the Board regarding the approval and continuance of each Fund’s contractual arrangements for investment advisory, sub-advisory, administrative and distribution services, as applicable. The Contracts Committee also may review and evaluate the terms of other contracts or amendments thereto with the Funds’ other major service providers at the Board’s request.

Performance Committee. The Board of each Fund has established a Performance Committee, currently consisting of Messrs. Buffington, Clark, Kertess, Kittredge, Ogden, Rappaport, Maney and Fisher and Mses. Cogan, DeCotis and Vandecruze. Mr. Rappaport is the current Chair of each Fund’s Performance Committee. The Performance Committee’s responsibilities include reviewing the performance of the Funds and any changes in investment philosophy, approach and personnel of the Manager.

Board-Nominated Trustees Committee. The Board of each Fund has established a Board-Nominated Trustees Committee on March 26, 2019, which consists of Messrs. Kittredge, Kertess, Ogden, Rappaport, Maney and Fisher and Mses. Cogan, DeCotis and Vandecruze. Ms. DeCotis is the current Chair of each Fund’s Board-Nominated Trustees Committee. The Board-Nominated Trustees Committee’s purpose is to provide a body pursuant to which the Board-Nominated Trustees may meet separately to consider and formulate recommendations for the full Board regarding (i) matters with respect to which Trustees who are not Board-Nominated Trustees may be deemed to have a conflict or potential conflict of interest, including, without limitation, conflicts involving affiliations with parties adverse to the Funds or Trustees in litigation or potential litigation and (ii) other matters that may be deemed appropriate for separate consideration by the Board-Nominated Trustees.

Meetings. During the fiscal year ended December 31, 2020, the Board of Trustees held four regular meetings. The Audit Oversight Committee met in separate session five times, the Governance and Nominating Committee met in separate session three times, the Valuation Oversight Committee met in separate session four times, the Contracts Committee met in separate session three times, the Performance Committee met in separate session four times and the Board-Nominated Trustees Committee met in separate session four times. Each Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for the Fund that were held during the fiscal year ended December 31, 2020.

The Trustees generally do not attend the annual shareholder meetings.

Shareholder Communications with the Board of Trustees. The Board of Trustees of each Fund has adopted procedures by which Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Fund Administration, Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The Secretary of each Fund or her designee is responsible for reviewing properly submitted shareholder communications. The Secretary shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of a Fund or (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, but they shall apply to any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Reports. Each Fund’s Trustees and certain officers, investment adviser, certain affiliated persons of the investment adviser and persons who beneficially own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the NYSE. Based solely on a review of these forms filed electronically with the SEC and any written representation from reporting persons during the most recently concluded fiscal year, each Fund believes that each of the Trustees and officers, investment adviser and relevant affiliated persons of the investment adviser and the persons who beneficially own more than 10% of any class of outstanding securities of the Fund has complied with all applicable filing requirements during each Fund’s respective fiscal year.

Required Vote. The re-election of Messrs. Maney and Rappaport to the Boards of PMF, PCQ, PNF, PML, PCK and PNI will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of Ms. Vandecruze to the Boards of PMF, PCQ, PNF, PML, PCK and PNI will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of Ms. Cogan and the re-election of Mr. Maney to the Boards of PMX and PZC will require the affirmative vote of a plurality of the votes of the Common Shareholders and Preferred Shareholders (voting together as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of Ms. Vandecruze to the Boards of PMX and PZC will require the affirmative vote of a plurality of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The requirement for “the affirmative vote of a plurality of the votes… cast” means, assuming that a quorum is present, that the nominee who receives the largest number of votes of the applicable Shares cast in person or by proxy at the Meeting (even if he or she receives less than a majority) will be elected or re-elected, as applicable, as a Trustee.

THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL AND THE BOARD NOMINEES FOR EACH FUND.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds. The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of the Funds hold office at the pleasure of the relevant Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers and employees of the Funds who are principals, officers, members or employees of the Manager are not compensated by the Funds

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Eric D. Johnson[1] 1970	President	Since 2019	Executive Vice President and Head of Funds Business Group Americas, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Keisha Audain-Pressley[2] 1975	Chief Compliance Officer	Since 2018	Executive Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan G. Leshaw[1] 1980	Chief Legal Officer	Since 2019	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO-Managed Funds. Vice President, Senior Counsel and Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Joshua D. Ratner[2] 1976	Senior Vice President	Since 2019	Executive Vice President and Head of Americas Operations, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter G. Strelow[1] 1970	Senior Vice President	Since 2019	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Chief Administrative Officer, PIMCO.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Wu-Kwan Kit[1] 1981	Vice President, Senior Counsel and Secretary	Since 2018	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO-Managed Funds. Assistant Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Assistant General Counsel, VanEck Associates Corp.

Jeffrey A. Byer[1] 1976	Vice President	Since 2020	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brian J. Pittluck[1] 1977	Vice President	Since 2020	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Elizabeth A. Duggan[1] 1964	Vice President	Since March 2021	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Mark A. Jelic[1] 1981	Vice President	Since September 2021	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years
Bijal Parikh[1] 1978	Treasurer	Since January 2021	Senior Vice President, PIMCO. Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller[2] 1980	Deputy Treasurer	Since 2020	Senior Vice President, PIMCO. Deputy Treasurer, PIMCO-Managed Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[3] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brandon T. Evans[1] 1982	Assistant Treasurer	Since 2019	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler[3] 1982	Assistant Treasurer	Since 2015	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
[3]	The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

Each of the Funds’ executive officers is an “interested person” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager. The Manager serves as the investment manager of the Funds. Subject to the supervision of the Board of each Fund, the Manager is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. The Manager is located at 650 Newport Center Drive, Newport Beach, CA, 92660. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company.

Independent Registered Public Accounting Firm. The Audit Oversight Committee of each Fund’s Board and the full Board of each Fund unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2021 for the Funds. PwC served as the independent registered public accounting firm of each Fund for the fiscal year ended December 31, 2020 and also serves as the independent registered public accounting firm of various other investment companies for which the Manager serves as investment adviser. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds know of any direct financial or material indirect financial interest of PwC in the Funds. A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures. Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on at least an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves at least annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Service Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or a Service Affiliate that were not pre-approved as part of the annual process described above. A member of the Audit Oversight Committee to whom this responsibility has been delegated (a “Designated Member”) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed a pre-determined dollar threshold. Any such pre-approval by the Designated Member is reported to the full Audit Oversight Committee for ratification at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Service Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years as reflected below, the Audit Fees billed by PwC to the Fund or to PIMCO with respect to the Fund are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PMF	December 31, 2020	$51,038
	December 31, 2019	$48,430
PCQ	December 31, 2020	$51,038
	December 31, 2019	$48,430
PNF	December 31, 2020	$44,616
	December 31, 2019	$42,084
PML	December 31, 2020	$60,502
	December 31, 2019	$57,782
PCK	December 31, 2020	$51,038
	December 31, 2019	$48,430
PNI	December 31, 2020	$46,475
	December 31, 2019	$43,921
PMX	December 31, 2020	$51,038
	December 31, 2019	$48,430
PZC	December 31, 2020	$46,475
	December 31, 2019	$43,921

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports, comfort letters, and agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares for the Funds), if applicable. The table below shows, for each Fund’s last two fiscal years as reflected below, the Audit-Related Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Service Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
PMF	December 31, 2020	$10,500
	December 31, 2019	$10,500
PCQ	December 31, 2020	$10,500
	December 31, 2019	$10,500
PNF	December 31, 2020	$10,500
	December 31, 2019	$10,500
PML	December 31, 2020	$10,500
	December 31, 2019	$10,500
PCK	December 31, 2020	$10,500
	December 31, 2019	$10,500
PNI	December 31, 2020	$10,500
	December 31, 2019	$10,500
PMX	December 31, 2020	$10,500
	December 31, 2019	$10,500
PZC	December 31, 2020	$10,500
	December 31, 2019	$10,500

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years as reflected below, the aggregate Tax Fees billed by PwC to the Fund or to PIMCO with respect to the Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Service Affiliates for tax-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Tax Fees
PMF	December 31, 2020	$—
	December 31, 2019	$—
PCQ	December 31, 2020	$—
	December 31, 2019	$—
PNF	December 31, 2020	$—
	December 31, 2019	$—
PML	December 31, 2020	$—
	December 31, 2019	$—
PCK	December 31, 2020	$—
	December 31, 2019	$—
PNI	December 31, 2020	$—
	December 31, 2019	$—
PMX	December 31, 2020	$—
	December 31, 2019	$—
PZC	December 31, 2020	$—
	December 31, 2019	$—

All Other Fees. All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Service Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years as reflected below, for services rendered to each Fund and the Fund’s Service Affiliates are shown in the table below.

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees*
PMF	December 31, 2020	$10,500	$16,143,017	$16,153,517
	December 31, 2019	$10,500	$17,878,830	$17,889,330
PCQ	December 31, 2020	$10,500	$16,143,017	$16,153,517
	December 31, 2019	$10,500	$17,878,830	$17,889,330
PNF	December 31, 2020	$10,500	$16,143,017	$16,153,517
	December 31, 2019	$10,500	$17,878,830	$17,889,330
PML	December 31, 2020	$10,500	$16,143,017	$16,153,517
	December 31, 2019	$10,500	$17,878,830	$17,889,330
PCK	December 31, 2020	$10,500	$16,143,017	$16,153,517
	December 31, 2019	$10,500	$17,878,830	$17,889,330

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Service Affiliates	Aggregate Non-Audit Fees*
PNI	December 31, 2020	$10,500	$16,143,017	$16,153,517
	December 31, 2019	$10,500	$17,878,830	$17,889,330
PMX	December 31, 2020	$10,500	$16,143,017	$16,153,517
	December 31, 2019	$10,500	$17,878,830	$17,889,330
PZC	December 31, 2020	$10,500	$16,143,017	$16,153,517
	December 31, 2019	$10,500	$17,878,830	$17,889,330

*	Includes the sum of the Aggregate Non-Audit Fees for Fund and the Non-Audit Fees for Service Affiliates as noted in the columns to the left.

The table below shows a breakdown of the fees billed by PwC to each Fund, or to PIMCO with respect to each Fund, for the most recently completed fiscal year attributable the following categories: 1) Audit Fees, 2) Audit-Related Fees, 3) Tax Compliance/Preparation fees and 4) All Other Fees, as well as the percentage of the total fees billed attributable to the “All Other Fees” category.

	PMF (Fiscal Year Ended December 31, 2020)	PCQ (Fiscal Year Ended December 31, 2020)	PNF (Fiscal Year Ended December 31, 2020)	PML (Fiscal Year Ended December 31, 2020)	PCK (Fiscal Year Ended December 31, 2020)	PNI (Fiscal Year Ended December 31, 2020)	PMX (Fiscal Year Ended December 31, 2020)	PZC (Fiscal Year Ended December 31, 2020)
Audit Fees	$51,038	$51,038	$44,616	$60,502	$51,038	$46,475	$51,038	$46,475
Audit-Related Fees	$10,500	$10,500	$10,500	$10,500	$10,500	$10,500	$10,500	$10,500
Tax Compliance/ Tax Return Preparation Fees	$0	$0	$0	$0	$0	$0	$0	$0
All Other Fees	$0	$0	$0	$0	$0	$0	$0	$0
Percentage of Total Fees attributable to All Other Fees	0%	0%	0%	0%	0%	0%	0%	0%

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Service Affiliates that were not pre-approved by the Committee was compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business. As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments, Meeting Logistics and Methods of Tabulation. A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of the Fund entitled to vote at such Meeting, except that, where the Preferred Shares or Common Shares will vote as separate classes, then 30% of the shares of each class entitled to vote will be necessary to constitute a quorum for the transaction of business by that class. By way of clarification, in the case of Preferred Shares voting as a separate class, 30% of the total number of ARPS and VMTPS entitled to vote (regardless of the relative liquidation preference of the shares) will be necessary to constitute a quorum. If the quorum required for a Proposal has not been met, the persons named as proxies may propose adjournment of the Meeting with respect to such Proposal and, if adjournment is proposed, will vote all Shares that they are entitled to vote in favor of such adjournment. Any adjournments with respect to the Proposal for a Fund will require the affirmative vote of a plurality of the Shares of the relevant Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. However, where the Preferred Shares or Common Shares will vote as separate classes, the affirmative vote of a plurality of shares of the applicable class present in person or by proxy at the session of the Meeting to be adjourned will be necessary to adjourn the Meeting with respect to that class. The costs of any additional solicitation and of any adjourned session will be borne by PIMCO under its investment management agreement with the Funds. Any proposal properly brought before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal with respect to which a quorum has not been reached. In certain circumstances in which the Funds have received sufficient votes to approve a matter being recommended for approval by the Boards, the Funds may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the “Tellers”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will include the total number of Shares present at the Meeting in person or by proxy, including Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). For a proposal requiring approval of a plurality of votes cast, such as the election of Trustees, abstentions and broker non-votes will not be counted towards the achievement of a plurality of votes cast for a nominee and will have no effect on the outcome of the proposal. In the case of a contested election, abstentions and non-votes may require a nominee to receive a higher percentage of the votes cast in order to achieve a plurality of the votes cast, but will not be counted as votes against such nominee’s election.

PIMCO is sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the coronavirus known as COVID-19, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the SEC’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Meeting attendees or conducting the Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at pimco.com/en-us/our-firm/closedendfunds, and encourage you to check this website prior to the Meeting if you plan to attend. Please note that any shareholder wishing to attend the Meeting in-person is required to comply with any health regulations adopted by federal, state and local governments and/or by PIMCO.

Reports to Shareholders. Below are the dates on or about which the Annual Reports to Shareholders for the most recently completed fiscal year of each Fund were mailed:

Fund	Mail Date for Annual Report to Shareholders for the Most Recently Completed Fiscal Year
PMF/PCQ/PNF/PML/PCK/PNI/PMX/PZC	August 28, 2021

Additional copies of the Funds’ Annual Reports and Semi-Annual Reports may be obtained without charge from the Funds by calling 1-(844)-337-4626, by visiting the Funds’ website at pimco.com/closedendfunds or by writing to the Funds at 1633 Broadway, New York, New York 10019.

Shareholder Proposals for the Annual Meeting held during the 2022 Fiscal Year. It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in December 2022. Proposals of Shareholders intended to be presented at that annual meeting of each Fund must be received by each Fund no later than July 12, 2022 for inclusion in each Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals (including proposals to elect Trustee nominees) for each Fund intended to be presented at the annual meeting held during the 2022 fiscal year (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by each Fund, in good order and complying with all applicable legal requirements and requirements set forth in each Fund’s Bylaws. Each Fund’s Bylaws provide that any such proposal must be received in writing by each Fund not less than 45 days nor more than 60 days prior to the first anniversary date of the date on which each Fund first mailed its proxy materials for the prior year’s shareholder meeting; provided that, if, in accordance with applicable law, the upcoming shareholder meeting is set for a date that is not within 30 days from the anniversary of each Fund’s prior shareholder meeting, such proposal must be received by the later of the close of business on (i) the date 45 days prior to such upcoming shareholder meeting date or (ii) the 10th business day following the date such upcoming shareholder meeting date is first publicly announced or disclosed. Assuming the next annual meeting is ultimately scheduled to be within 30 days of the December 17 anniversary of this year’s meeting, such proposals must be received no earlier than September 13, 2022 and no later than September 28, 2022 for each Fund. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates described above, the proxies solicited for the meeting will be voted on the Shareholder’s proposal, if it is properly brought before the meeting, in accordance with the judgment of the persons named in the enclosed proxy card(s). If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE APPLICABLE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

October 29, 2021

Exhibit A to Proxy Statement

PIMCO Sponsored Closed-End Funds

Audit Oversight Committee Charter

(Adopted as of January 14, 2004,

as amended through January 1, 2020)

The Board of Trustees (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each, a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements relevant to financial reporting matters, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set forth in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Unless the Board otherwise determines, at least one member of the Committee shall be determined by the Board to be an “audit committee financial expert” (as defined for purposes of Form N-CSR).

One or more members of the Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2. To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the applicable rules of the Public Company Accounting Oversight Board (the “PCAOB”).

3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review and approve the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit- related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7. Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by the applicable rules of the PCAOB and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9. Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11. Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12. Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14. Investigate or initiate the investigation of any fraud, improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15. Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16. Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust, Articles of Incorporation and/or Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Scope of Responsibility

This Charter shall not be read to impose on the Committee or any member thereof any responsibility to take any action or supervise any activity of the Fund not otherwise specifically imposed by this Charter or applicable law on the Committee (acting as a body) or any member of the Committee (acting individually). The Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a Trustee under applicable law, and service on the Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally. The designation of a Committee member as an audit committee financial expert does not impose on such person any duties or responsibilities that are greater than the duties and responsibilities imposed on such person as a member of the Committee and the Board. The designation of an audit committee financial expert also does not affect the duties or responsibilities of any other member of the Committee or the Board.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for, or arrange for the provision of, appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of January 1, 2020)

PCM Fund, Inc. (PCM)

PIMCO Municipal Income Fund (PMF)

PIMCO Municipal Income II Fund (PML)

PIMCO Municipal Income III Fund (PMX)

PIMCO California Municipal Income Fund (PCQ)

PIMCO California Municipal Income II Fund (PCK)

PIMCO California Municipal Income III Fund (PZC)

PIMCO New York Municipal Income Fund (PNF)

PIMCO New York Municipal Income II Fund (PNI)

PIMCO New York Municipal Income III Fund (PYN)

PIMCO Corporate and Income Strategy Fund (PCN)

PIMCO Corporate and Income Opportunity Fund (PTY)

PIMCO High Income Fund (PHK)

PIMCO Income Strategy Fund (PFL)

PIMCO Income Strategy II Fund (PFN)

PIMCO Income Opportunity Fund (PKO)

PIMCO Global StocksPLUS & Income Fund (PGP)

PIMCO Strategic Income Fund, Inc. (RCS)

PIMCO Dynamic Income Fund (PDI)

PIMCO Dynamic Credit and Mortgage Income Fund (PCI)

PIMCO Energy and Tactical Credit Opportunities Fund (NRGX)

Exhibit B to Proxy Statement

Governance and Nominating Committee Charter

PIMCO Managed Accounts Trust and

PIMCO Sponsored Closed-End Funds

PIMCO Sponsored Interval Funds

The Boards of Directors/Trustees (the “Boards”) of each Trust and respective series thereof (each Trust or series, a “Fund”) have adopted this Charter to govern the activities of the Governance and Nominating Committee (the “Committee”) of each Board.

Statement of Purpose and Responsibility

The primary purpose and responsibility of each Committee are (i) advising and making recommendations to the Board on matters concerning Board governance and related Trustee practices, and (ii) the screening and nomination of candidates for election to the Board as Independent Directors/Trustees, as defined below.

Organization

1. Each Committee shall be comprised of as many Directors/Trustees as the Board shall determine, but in any event not fewer than two (2) Directors/Trustees. Each Committee must consist entirely of Board members who are not “interested persons” of the relevant Funds (“Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Each Board may remove or replace any member of the Committee at any time in its sole discretion.

2. One or more members of a Committee may be designated by the Board as the Committee’s chair or vice chair, as the case may be, and shall serve for such term or terms as the Board may determine. The Committee Chair shall: (1) schedule meetings to take place at such times and frequency as he or she deems appropriate; (2) provide input to management regarding its establishment of an agenda for each Committee meeting, with assistance from other Committee members as the Chair deems appropriate; (3) serve as chair of each Committee meeting; (4) serve as the primary Committee member who shall interface with management regarding Committee-related matters; and (5) perform such other duties as the Board or the Committee deems appropriate. The Chair can delegate to one or more other Committee members one or more of such duties as he or she deems appropriate.

3. The Committee will have at least one regularly scheduled meeting per year to consider the compensation of Independent Trustees and other matters the Committee deems appropriate. Additional Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with each Fund’s Bylaws.

Duties and Responsibilities for Governance Matters

1. Overview of Responsibilities. The responsibilities of the Committee of each Fund include considering and making recommendations to the Board regarding: (1) governance, retirement and other policies, procedures and practices relating to the Board and the Trustees; (2) in consultation with the Chair of the Trustees, matters concerning the functions and duties of the Trustees and committees of the Board; (3) the size of the Board and, in consultation with the Chair of the Trustees, the Board’s committees and their composition; and (4) Board and committee meeting procedures, including the appropriateness and adequacy of the information supplied to the Trustees in connection with such meetings.

2. Trustee Compensation. The Committee will periodically review and recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by each Fund to the Independent Trustees for their services on the Board and any committees of the Board.

3. Board Governance Policies. The Committee shall review the Board Governance Policies designed to enhance the independence and effectiveness of the Independent Trustees in serving the interests of the Funds and their shareholders. The Committee shall review these Policies no less than every two years and shall recommend any changes to the Board for its approval.

4. The Committee shall discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Trustee Nominations

1. Qualifications for Director/Trustee Nominees. A Director/Trustee candidate must have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director/Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) ability, judgment and expertise and (v) overall diversity of the Board’s composition. The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, (e.g., business, financial or family relationships) with the investment adviser(s) or other principal service providers, which might impair independence.

2. Identification of Nominees. In identifying potential nominees for a Board, the Committee may consider candidates recommended by the following sources: (i) the Fund’s current Directors/Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser or sub- advisers; (iv) shareholders of the Fund (see below); and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates. With respect to annual nominations for the Closed-End Funds, absent circumstances warranting different action, the Board expects that such nominations will be made in a manner designed to maintain common Board membership with the other Funds.

3. Consideration of Candidates Recommended By Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A (for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds) and Appendix B (for the PIMCO Sponsored Closed-End Funds) to this Charter, as they may be amended from time to time by a Committee, set forth procedures that must be followed by shareholders to submit properly a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A or Appendix B (as applicable) will not be considered by the Committee).

4. Recommendation of Candidates to the Board. The Committee will recommend to the Board the Directors/Trustees candidates that it deems qualified to serve as Independent Trustees on the Board. To the extent practicable, the Committee will rank such potential nominees for the Board in order of preference. The Committee may also consider and recommend to the Board Trustee candidates who would not qualify as Independent Trustees.

Operating Guidelines

1. The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to engage such legal counsel and other experts and consultants at the Fund’s expense as the Committee, in its discretion, deems necessary or appropriate to carry out its responsibilities.

2. Absent actual knowledge to the contrary, each Committee member is entitled to rely upon (1) the integrity and competence of those persons and organizations that render services to the Trust and from whom the Committee receives information or reports and (2) the accuracy and completeness (both at the time of presentation and on a continuing basis, as appropriate) of the information and reports provided to the Committee by such persons or organizations. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of a Fund, under federal and state law.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates for PIMCO Managed Accounts Trust and PIMCO Sponsored Interval Funds

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.

All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.

At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.

The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class, if any) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d),

(e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class, if any) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

Appendix B

Procedures for Shareholders to Submit Nominee Candidates for

the PIMCO Sponsored Closed-End Funds

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.

The shareholder/stockholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.

The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of a Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors/Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Exhibit C to Proxy Statement

Report of Audit Oversight Committees

of the Boards of Trustees of

PIMCO California Municipal Income Fund (PCQ)

PIMCO Municipal Income Fund (PMF)

PIMCO New York Municipal Income Fund (PNF)

PIMCO California Municipal Income Fund II (PCK)

PIMCO Municipal Income Fund II (PML)

PIMCO New York Municipal Income Fund II (PNI)

PIMCO California Municipal Income Fund III (PZC)

PIMCO Municipal Income Fund III (PMX)

(each, a “Fund” and, collectively, the “Funds”)

Dated February 22, 2021

The Audit Oversight Committees (collectively, the “Committee”) oversee the Funds’ financial reporting process on behalf of the Board of Trustees of each Fund (collectively, the “Board”) and operate under a written Charter adopted by the Board. The Committee meets with each Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Funds’ financial statements for the fiscal year ended December 31, 2020 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Funds’ independent registered public accounting firm, the audited financial statements for the fiscal year ended December 31, 2020. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by Management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

C-1

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Rule 3526 of the Public Company Accounting Oversight Board (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to, or on behalf of, each Fund and, to the extent applicable with respect to each Fund’s reporting period, for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Funds’ investment manager, and any entity controlling, controlled by or under common control with PIMCO that provided services to each Fund during its reporting period. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Funds’ independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended December 31, 2020 be included in the Funds’ Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Funds’ independent registered public accounting firm for the fiscal year ending December 31, 2021.

Submitted by the Audit Oversight Committee of the Board of Trustees:

T. Matthew Buffington

Derrick A. Clark

Sarah E. Cogan

Deborah A. DeCotis,

Hans W. Kertess,

Joseph B. Kittredge, Jr.,

William B. Ogden, IV and

Alan Rappaport

C-2

CEF_PROXY_102921

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of common shares of PIMCO California Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO California Municipal Income Fund II are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II – COMMON SHARES
PROXY CARD
1. (01) John C. Maney    O O (02) Alan Rappaport    O O 2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of common shares of PIMCO California Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO California Municipal Income Fund are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO CALIFORNIA MUNICIPAL INCOME FUND – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
1. (01) John C. Maney    O O (02) Alan Rappaport    O O 2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PIMCO CALIFORNIA MUNICIPAL INCOME FUND – COMMON SHARES PROXY CARD
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of common shares of PIMCO Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO Municipal Income Fund are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO MUNICIPAL INCOME FUND – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO MUNICIPAL INCOME FUND – COMMON SHARES PROXY CARD
1. (01) John C. Maney    O
O
(02) Alan Rappaport    O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of common shares of PIMCO Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO Municipal Income Fund II are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO MUNICIPAL INCOME FUND II – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO MUNICIPAL INCOME FUND II – COMMON SHARES PROXY CARD
1. (01) John C. Maney    O
O
(02) Alan Rappaport    O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)
DATE
SIGNATURE (IF HELD JOINTLY)
DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of common shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO New York Municipal Income Fund are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO NEW YORK MUNICIPAL INCOME FUND – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO NEW YORK MUNICIPAL INCOME FUND – COMMON SHARES PROXY CARD
1.
(01) John C. Maney O O (02) Alan Rappaport    O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of common shares of PIMCO New York Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO New York Municipal Income Fund II are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO NEW YORK MUNICIPAL INCOME FUND II – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO NEW YORK MUNICIPAL INCOME FUND II – COMMON SHARES
PROXY CARD
1. (01) John C. Maney    O O (02) Alan Rappaport    O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of common shares of PIMCO Municipal Income Fund III, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO Municipal Income Fund III are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO MUNICIPAL INCOME FUND III – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO MUNICIPAL INCOME FUND III – COMMON SHARES PROXY CARD
1.
(01) Sarah Cogan    O O (02) John C. Maney
O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of common shares of PIMCO California Municipal Income Fund III, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO California Municipal Income Fund III are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III – COMMON SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III – COMMON SHARES
PROXY CARD
1. (01) Sarah Cogan                O O (02) John C. Maney                O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
SIGNATURE (AND TITLE IF APPLICABLE)
DATE
SIGNATURE (IF HELD JOINTLY)
DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of preferred shares of PIMCO California Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO California Municipal Income Fund II are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II – PREFERRED SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II – PREFERRED SHARES
PROXY CARD
1. (01) John C. Maney    O O (02) Alan Rappaport
O O
(03) E. Grace Vandecruze    O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of preferred shares of PIMCO California Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO California Municipal Income Fund are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO CALIFORNIA MUNICIPAL INCOME FUND – PREFERRED SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO CALIFORNIA MUNICIPAL INCOME FUND – PREFERRED SHARES PROXY CARD
1.
(01) John C. Maney O O (02) Alan Rappaport
O O
(03) E. Grace Vandecruze    O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of preferred shares of PIMCO Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO Municipal Income Fund are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO MUNICIPAL INCOME FUND – PREFERRED SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO MUNICIPAL INCOME FUND – PREFERRED SHARES PROXY CARD
1. (01) John C. Maney    O
O
(02) Alan Rappaport
O O
(03) E. Grace Vandecruze    O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of preferred shares of PIMCO Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO Municipal Income Fund II are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO MUNICIPAL INCOME FUND II – PREFERRED SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO MUNICIPAL INCOME FUND II – PREFERRED SHARES PROXY CARD
1.
(01) John C. Maney O O (02) Alan Rappaport    O O     (03) E. Grace Vandecruze O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of preferred shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO New York Municipal Income Fund are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO NEW YORK MUNICIPAL INCOME FUND – PREFERRED SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO NEW YORK MUNICIPAL INCOME FUND – PREFERRED SHARES PROXY CARD
1.
(01) John C. Maney O O (02) Alan Rappaport
O O
(03) E. Grace Vandecruze    O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of preferred shares of PIMCO New York Municipal Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO New York Municipal Income Fund II are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO NEW YORK MUNICIPAL INCOME FUND II – PREFERRED SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO NEW YORK MUNICIPAL INCOME FUND II – PREFERRED SHARES
PROXY CARD
1. (01) John C. Maney    O O (02) Alan Rappaport
O O
(03) E. Grace Vandecruze                O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of preferred shares of PIMCO Municipal Income Fund III, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO Municipal Income Fund III are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO MUNICIPAL INCOME FUND III – PREFERRED SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO MUNICIPAL INCOME FUND III – PREFERRED SHARES PROXY CARD
1.
(01) Sarah Cogan    O O
(02) John C. Maney    O O (03) E. Grace Vandecruze                O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021
The undersigned holder of preferred shares of PIMCO California Municipal Income Fund III, a Massachusetts business trust (the “Fund”), hereby appoints Ryan G. Leshaw, Colleen Dean Miller and Wu-Kwan Kit, or any of them, each with full power of substitution, as the proxy or proxies for the undersigned to: (i) attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, on December 17, 2021 beginning at 8:00 A.M. Pacific Time, and any adjournment(s) or postponement(s) thereof; and (ii) cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of the Annual Meeting and accompanying Proxy Statement dated October 29, 2021. The undersigned hereby revokes any prior proxy given with respect to the Annual Meeting, and ratifies and confirms all that the proxies, or any one of them, may lawfully do.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” THE PROPOSAL.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE
CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2021. The Proxy Statement and the Annual Report to Shareholders for the fiscal year ended December 31, 2020 for PIMCO California Municipal Income Fund III are also available at https://vote.proxyonline.com/PIMCOFunds/docs/PIMCO_CEF_PROXY.pdf.
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
PROXY CARD

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III – PREFERRED SHARES
SIGN, DATE AND VOTE ON THE REVERSE SIDE
PROXY VOTING OPTIONS
1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at vote.proxyonline.com using your proxy voting number found below
3. PHONE dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. LIVE with a live operator when you call toll-free 1-866-406-2288 Monday through Friday 9 a.m. to 10 p.m. Eastern time
CONTROL NUMBER
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III – PREFERRED SHARES
PROXY CARD
1. (01) Sarah Cogan                O O
(02) John C. Maney                O
O
(03) E. Grace Vandecruze                O O
2. To vote and otherwise represent the undersigned on any other business that may properly come before the
Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.
Comments — Please print your comments below.
You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.
PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
THANK YOU FOR VOTING
[PROXY ID NUMBER HERE]
[BAR CODE HERE]
[CUSIP HERE]
YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
_______________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE)    DATE
_______________________________________________________________ SIGNATURE (IF HELD JOINTLY)     DATE
TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: •
FOR WITHHOLD
PROPOSAL
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.